SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): March 28, 2003
                               (January 15, 2002)
                          MERRILL LYNCH DEPOSITOR, INC.
                 (ON BEHALF OF PREFERREDPLUS TRUST SERIES LMG-2)
             (Exact name of registrant as specified in its charter)

   DELAWARE                         333-68854                   13-3891329
(State or other              (Commission File Number)        (I.R.S. Employer
jurisdiction of                                             Identification No.)
 incorporation)


    WORLD FINANCIAL CENTER,                                         10080
      NEW YORK, NEW YORK                                         (Zip Code)
(Address of principal executive
          offices)


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       Registrant's telephone number, including area code: (212) 449-1000
                      INFORMATION TO BE INCLUDED IN REPORT

EXPLANATORY PARAGRAPH

This current Report on Form 8-K/A amends and supercedes Exhibit 99.1 to the current report on Form 8-K dated January 15, 2002 and Exhibit 99.1 to the current report on Form 8-K dated July 15, 2002 and corrects certain clerical errors present in those exhibits.

ITEM 1.                       CHANGES IN CONTROL OF REGISTRANT

                              Not Applicable

ITEM 2.                       ACQUISITION OF DISPOSITION OF ASSETS

                              Not Applicable

ITEM 3.                       BANKRUPTCY OR RECEIVERSHIP

                              Not Applicable

ITEM 4.                       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                              Not Applicable

ITEM 5.                       OTHER EVENTS

                              99.1         Distribution to holders of the
                                           Preferred Plus Trust Series LMG-2 on
                                           January 15, 2002.

                              99.2         Distribution to holders of the
                                           Preferred Plus Trust Series LMG-2 on
                                           July 15, 2002.

ITEM 6.                       RESIGNATION OF REGISTRANT'S DIRECTORS

                              Not Applicable

ITEM 7.                       FINANCIAL STATEMENTS AND EXHIBITS

                              (a)    Financial statements of business acquired.

                                     Not applicable

                              (b)    Pro forma financial information.

                                     Not Applicable

                              (c)    Exhibits.

                                   99.1     Trustee's report in respect of the
                                            January 15, 2002 distribution to
                                            holders of the Preferred Plus Trust
                                            Series LMG-2

                                   99.2     Trustee's report in respect of the
                                            July 15, 2002 distribution to
                                            holders of the Preferred Plus Trust
                                            Series LMG-2

ITEM 8.                       CHANGE IN FISCAL YEAR

                              Not Applicable

ITEM 9.                       SALES OF EQUITY SECURITIES PURSUANT TO
                              REGULATION S

                              Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  03/28/03

                                        MERRILL LYNCH DEPOSITOR, INC.
                                        By:      /s/ Barry N. Finkelstein
                                                 Name:    Barry N. Finkelstein
                                                 Title:   President

                                  EXHIBIT INDEX

                              99.1     Trustee's report in respect of the
                                       January 15, 2002 distribution to holders of the Preferred Plus Trust Series LMG-2.

                              99.2     Trustee's report in respect of the
                                       July 15, 2002 distribution to holders of the Preferred Plus Trust Series LMG-2.